UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005

SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of principal executive offices)	(Zip Code)

(408) 616-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
ITEM 5.02.DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 17.01
EXHIBIT 17.02
EXHIBIT 17.03
EXHIBIT 99.01

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 22, 2005, the Registrant entered into a letter agreement with Dale Brown, its Chief Accounting Officer, providing that Mr. Brown will receive a lump sum retention payment of $27,750. If Mr. Brown is involuntarily terminated for cause or he voluntarily terminates his employment with the Registrant without good reason before April 30, 2006, he will be obligated to repay a prorated portion of this payment. The amount due to the Registrant will be reduced by 8.333% after the first one month of employment beginning with the award date, and thereafter, at 8.333% after each full succeeding month Mr. Brown is employed by the Registrant.

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

(b)	On April 24, 2005, Christopher Paisley, David Courtney, Keith McAuliffe and Richard Sanquini, each a director of the Registrant, resigned as members of the Registrant’s Board of Directors (the “Board”) and its committees, as described in Item 5.02 of this report. As a result, on April 26, 2005, the Registrant notified the Nasdaq Stock Market, Inc. (“Nasdaq”) that the Registrant is not in compliance with Nasdaq Marketplace Rules 4350(c)(1) (requiring that a majority of the Board consist of independent directors) and 4350(d)(2) (requiring that the audit committee consist of three independent directors, including at least one with requisite financial sophistication) (the “Marketplace Rules”) due to the vacancies on the Board and its Audit Committee created by the resignations. As of the date of the filing of this report, David Hodges, an independent director, is the sole member of the Audit, Compensation and Governance and Nominating Committees of the Board. The Registrant is seeking directors who will satisfy the independence and financial sophistication requirements of the Marketplace Rules and are willing to serve on the Board and its Audit, Compensation and Governance and Nominating Committees with a view to remedying the noncompliance with the Marketplace Rules described in this Item 3.01(b).

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a)	On April 24, 2005, three members of the Registrant’s Board resigned. Christopher Paisley (Chairman of the Board and member of the Audit, Compensation and Governance and Nominating Committees) and David Courtney (Chairman of the Audit Committee and member of the Governance and Nominating Committee) stated that they were resigning due to a disagreement over whether or not David Lee, former President, Chief Executive Officer and Chairman of the Board, and founder and current director of the Registrant and Chairman of a wholly-owned subsidiary of the Registrant, PanelLink Cinema, LLC, should be re-nominated to the Registrant’s Board. Keith McAuliffe (Chairman of the Compensation Committee and member of the Audit and Governance and Nominating Committees) stated that he was resigning due to events surrounding the question of whether or not Mr. Lee should be re-nominated to the Registrant’s Board. The letters of resignation furnished to the Registrant by Messrs. Paisley, Courtney and McAuliffe are filed herewith as Exhibits 17.01, 17.02 and 17.03, respectively.

Prior to these resignations, the five independent directors of the Registrant (Messrs. Paisley, Courtney and McAuliffe, Richard Sanquini and David Hodges) held an informal meeting by telephone during which both Messrs. Paisley and Courtney informed their fellow directors of their intention to resign from the Board immediately following the conclusion of the meeting. Messrs. Paisley and Courtney both expressed the view that they would not continue as directors if Mr. Lee was re-nominated to the Board. Messrs. Paisley and Courtney also stated their view that they were unwilling to continue to serve as directors of the Registrant because, in part, (i) Steve Tirado, a director and President and Chief Executive Officer of the Registrant, had advised the Board on April 23, 2005 that if the Board chose not to re-nominate Mr. Lee to the Board, Mr. Tirado would be resigning from his position as Chief Executive Officer and (ii) they believed that if the Board chose not to re-nominate Mr. Lee to the Board, Mr. Lee also would terminate his employment with the Registrant. At the April 25, 2005 Board meeting referred to in Item 5.02(d) of this report, Messrs. Tirado and Lee informed the Board that they are committed to continue serving the Registrant in their current capacities as executive officers of the Registrant for the foreseeable future.

(b)	On April 24, 2005, following the resignations described in Item 5.02(a) of this report, Richard Sanquini (member of the Compensation and Governance and Nominating Committees) resigned from the Registrant’s Board. The letter of resignation furnished to the Registrant by Mr. Sanquini is filed herewith as Exhibit 99.01.

On April 25, 2005, David Lee, currently a Class III director of the Registrant, notified the Board that he would not stand for re-election at the 2005 annual meeting of stockholders. In addition, Mr. Lee accepted the position of Chairman Emeritus, effective April 25, 2005. As Chairman Emeritus, Mr. Lee will be invited to attend Board meetings, although he will not have voting rights. Chairman Emeritus is a non-paid position.

As described in Item 5.02(d) of this report, Patrick Reutens, the Chief Legal Officer of the Registrant who was appointed to the Board as a Class II director on April 25, 2005 pursuant to an understanding with the directors that he would serve on the Board only for the purpose of voting in favor of a resolution decreasing the authorized number of directors from eight to four and that he would resign as a director immediately following the Board’s adoption of such resolution, resigned from the Board immediately following the Board’s adoption of such resolution on April 25, 2005.

(d)	On April 25, 2005, the Board, then consisting of Steve Tirado, David Lee and David Hodges, appointed Darrel Slack, the Chief Financial Officer of the Registrant, to the Board as a Class I director and Patrick Reutens, the Chief Legal Officer of the Registrant, to the Board as a Class II director to fill two of the vacancies created by the resignations described in Item 5.02(a) of this report. Neither Mr. Slack nor Mr. Reutens was appointed to any Board committees. At the time of these appointments, Mr. Slack had an understanding with the directors who appointed him to the Board that he would vote in favor of a resolution decreasing the authorized number of directors from eight to four and a resolution assigning Mr. Tirado to serve as a Class III director. Mr. Reutens was appointed pursuant to an understanding with the directors that he would serve on the Board only for the purpose of voting in favor of a resolution decreasing the authorized number of directors from eight to four and that he would resign as a director immediately following the Board’s adoption of such resolution. Immediately following the Board’s adoption of such resolution, Mr. Reutens resigned from the Board. Thereafter, the Board, consisting of Messrs. Tirado, Lee, Slack and Hodges, assigned Mr. Tirado to serve as a Class III director. Mr. Tirado previously served as a Class I director. The Board also appointed David Hodges (an independent director and member of the Governance and Nominating Committee) to the Audit and Compensation Committees.

On April 20, 2005, Mr. Slack entered into an employment offer letter with the Registrant for the position of Chief Financial Officer, pursuant to which he will receive an annual base salary of $205,000, will participate in the Registrant’s employee benefit plans, received a stock option grant covering 200,000 shares of common stock and became entitled to receive certain compensation in the event that his employment is terminated without cause, as described in more detail in a Form 8-K filed by the Registrant on April 25,

2005. The information contained in Item 1.01 of such Form 8-K is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Exhibit Title
17.01	Letter of Resignation of Christopher Paisley dated April 24, 2005.

17.02	Letter of Resignation of David Courtney dated April 24, 2005.

17.03	Letter of Resignation of Keith McAuliffe dated April 24, 2005.

99.01	Letter of Resignation of Richard Sanquini dated April 24, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2005	SILICON IMAGE, INC.

	By:	/s/ Darrel Slack
Darrel Slack
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title
17.01	Letter of Resignation of Christopher Paisley dated April 24, 2005.

17.02	Letter of Resignation of David Courtney dated April 24, 2005.

17.03	Letter of Resignation of Keith McAuliffe dated April 24, 2005.

99.01	Letter of Resignation of Richard Sanquini dated April 24, 2005.